Exhibit 4.1

EXECUTION COPY

FIRST AMENDMENT

FIRST AMENDMENT (this “First Amendment”), dated as of December 21, 2004 to the CREDIT AGREEMENT, dated as of July 7, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among COINSTAR, INC. (the “Borrower”), the lenders from time to time party thereto, BANK OF AMERICA, N.A., KEYBANK NATIONAL ASSOCIATION, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agents, LEHMAN COMMERCIAL PAPER INC., as Syndication Agent, and JPMORGAN CHASE BANK, N.A. (formerly JPMORGAN CHASE BANK), as Administrative Agent.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and other agents, and the Administrative Agent are parties to the Credit Agreement, pursuant to which the Lenders have made extensions of credit to, or for the benefit of, the Borrower;

WHEREAS, the Borrower has requested certain amendments to certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

SECTION 1. DEFINITIONS

Capitalized terms used herein and not otherwise defined shall have their respective meanings as set forth in the Credit Agreement.

SECTION 2. AMENDMENTS

2.1 Amendment to Section 1. (a) Section 1.1 of the Credit Agreement is hereby amended by amending clause (e) of the definition of “Permitted Acquisition” as follows:

“(e) the fair market value of the consideration paid (including the amount of any Indebtedness or other obligations or liabilities assumed or acquired, but excluding any Capital Stock of the Borrower issued in connection therewith (other than the Capital Stock issued in connection with the 2004 Equity Offering and any Capital Stock that any Loan Party is or, upon the passage of time or the occurrence of any event, may become obligated to redeem, purchase, retire, defease or otherwise make any payment in respect thereof)) in connection with such Permitted Acquisition (i) together with that for other Permitted Acquisitions during the same fiscal year of the Borrower, shall not be in excess of $25,000,000 (the “Annual Permitted Acquisitions Amount”) and (ii) together with that for other Permitted Acquisitions from the Closing Date until the seventh anniversary thereof of the Borrower shall not be in excess of $50,000,000 (the “Maximum Permitted Acquisitions Amount”);

provided that each of the Annual Permitted Acquisitions Amount and the Maximum Permitted Acquisitions Amount may be increased by an aggregate amount not to exceed (A) 100% of the Cumulative Excess Cash Flow Not Otherwise Applied and (B) $35,000,000 of the Available 2004 Equity Amount,”

(b) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Available 2004 Equity Amount”: an amount equal to 75% of the aggregate amount of Net Cash Proceeds received by the Borrower in connection with the 2004 Equity Offering minus the aggregate amount of such Net Cash Proceeds that was previously or simultaneously applied to make (i) Capital Expenditures under Section 7.7, (ii) Investments under Section 7.8(k), or (iii) to finance Permitted Acquisitions under Section 7.8(j).

“First Amendment”: the First Amendment dated as of December 16, 2004 to this Credit Agreement.

“First Amendment Effective Date”: the date on which the conditions precedent set forth in Section 3.1 of the First Amendment shall have been satisfied or waived, which date is December 16, 2004.

“2004 Equity Offering”: the issuance by the Borrower of its common Capital Stock pursuant to which the Borrower shall receive aggregate Net Cash Proceeds of at least $70,000,000, provided that such issuance occurs on or prior to December 31, 2004.

2.2 Amendment to Section 7.7. Section 7.7 of the Credit Agreement is hereby amended in its entirety, as follows:

7.7. Capital Expenditures. Make or commit to make any Capital Expenditure, except (a) Capital Expenditures of the Borrower and its Subsidiaries in the ordinary course of business not exceeding $60,000,000 in any fiscal year; provided, that (i) such amount may be increased by an aggregate amount not to exceed 100% of the Cumulative Excess Cash Flow Not Otherwise Applied, (ii) up to 50% of any such amount not so expended in the fiscal year for which it is permitted may be carried over for expenditure in the next succeeding fiscal year and (iii) Capital Expenditures made pursuant to this Section during any fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year as provided above and, second, in respect of amounts carried over from the prior fiscal year pursuant to clause (ii) above, (b) to the extent that the amount available for Capital Expenditures during any fiscal year pursuant to clause (a) above has been expended, Capital Expenditures made with the Available 2004 Equity Amount, (c) Capital Expenditures made with the proceeds of any Reinvestment Deferred Amount, and (d) Capital Expenditures to the extent subject to the limitations set forth in, and otherwise permitted by, Sections 7.8(h), 7.8(i) or 7.8(k).

2.3 Amendment to Section 7.8(k). Subsection 7.8(k) of the Credit Agreement is hereby amended in its entirety, as follows:

(k) in addition to Investments otherwise expressly permitted by this Section, Investments by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed $15,000,000 during the term of this Agreement; provided that such amount may be increased by an aggregate amount not to exceed: (i) 100% of the Cumulative Excess Cash Flow Not Otherwise Applied and (ii) $20,000,000 of the Available 2004 Equity Amount.

SECTION 3. MISCELLANEOUS

3.1 Effective Date. This First Amendment shall become effective upon the date when the Administrative Agent shall have received the counterparts hereof duly executed and delivered by the Borrower and the Required Lenders.

3.2 Representations and Warranties. The Borrower represents and warrants to each Lender that as of the date hereof and after giving effect hereto: (a) this First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors’ rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing; (b) the representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations shall have been true and correct in all material respects on and as of such earlier date); and (c) no Default or Event of Default shall have occurred and be continuing as of such date.

3.3 Limited Effect. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms, and this First Amendment shall not constitute the Lenders’ consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement.

3.4 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

3.5 Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts (including by telecopy) and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

COINSTAR, INC., as Borrower

By:	/s/ Brian V. Turner
Name:	Brian V. Turner
Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A. as Administrative Agent and as a Lender

By:	/s/ William P. Rindfuss
Name:	William P. Rindfuss
Title:	Vice President

COINSTAR, INC.
FIRST AMENDMENT

Elt Ltd., as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Assistant Vice President

COINSTAR, INC.
FIRST AMENDMENT

Eaton Vance Senior Income Trust, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	President

COINSTAR, INC.
FIRST AMENDMENT

Eaton Vance Institutional Senior Loan Fund, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	President

COINSTAR, INC.
FIRST AMENDMENT

Eaton Vance CDO III, Ltd., as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	President

COINSTAR, INC.
FIRST AMENDMENT

Costantian Eaton Vance CDO V, Ltd., as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	President

COINSTAR, INC.
FIRST AMENDMENT

Eaton Vance CDO VI Ltd., as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	President

COINSTAR, INC.
FIRST AMENDMENT

Grayson & Co., as a Lender

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	President

COINSTAR, INC.
FIRST AMENDMENT

The Norinchukin Bank, New York Branch, through State Street Bank and Trust Company N.A., as Fiduciary Custodian, as a Lender

By:	Eaton Vance Management, Attorney-in-Fact

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	President

COINSTAR, INC.
FIRST AMENDMENT

Eaton Vance Limited Duration Income Fund, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	President

COINSTAR, INC.
FIRST AMENDMENT

Tolli & Co., as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	President

COINSTAR, INC.
FIRST AMENDMENT

Eaton Vance Senior Floating-Rate Trust, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	President

COINSTAR, INC.
FIRST AMENDMENT

Eaton Vance Floating-Rate Income Trust, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	President

COINSTAR, INC.
FIRST AMENDMENT

U.S. Bank National Association, as a Lender

By:	/s/ Christine Bomgardner
Name:	Christine Bomgardner
Title:	Vice President

COINSTAR, INC.
FIRST AMENDMENT

Lehman Commercial Paper Inc., as a Lender

By:	/s/ Tesha Spann
Name:	Tesha Spann
Title:	Authorized Signatory

COINSTAR, INC.
FIRST AMENDMENT

Van Kampen Senior Income Trust, as a Lender

By:	Van Kampen Investment Advisory Corp.

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

COINSTAR, INC.
FIRST AMENDMENT

Van Kampen Senior Loan Fund, as a Lender

By:	Van Kampen Investment Advisory Corp.

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

COINSTAR, INC.
FIRST AMENDMENT

Citigroup Investments Corporate Loan Fund Inc., as a Lender

By:	Travelers Asset Management International Company LLC

By:	/s/ Maura Connor
Name:	Maura Connor
Title:	Vice President

COINSTAR, INC.
FIRST AMENDMENT

Columbus Loan Funding Ltd., as a Lender

By:	Travelers Asset Management International Company LLC

By:	/s/ Maura Connor
Name:	Maura Connor
Title:	Vice President

COINSTAR, INC.
FIRST AMENDMENT

Pacifica III CDO, Ltd., as a Lender

By:	/s/ Amy Adler
Name:	Amy Adler
Title:	Associate

COINSTAR, INC.
FIRST AMENDMENT

AIB Debt Management Limited, as a Lender

By:	/s/ Roisin O’Connell
Name:	Roisin O’Connel
Title:	Assistant Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Margaret Brennan
Name:	Margaret Brennan
Title:	Vice President Investment Advisor to AIB Debt Management, Limited

COINSTAR, INC.
FIRST AMENDMENT

White Horse I, Ltd., as a Lender

By:	White Horse Capital Partners, LP, as Collateral Manager

By:	/s/ Ethan M. Underwood
Name:	Ethan M. Underwood, CFA
Title:	Portfolio Manager

COINSTAR, INC.
FIRST AMENDMENT

Northwoods Capital IV, Limited, as a Lender

By:	Angelo, Gordon & Co., L.P., as Collateral Manager

By:	/s/ John W. Fraser
Name:	John W. Fraser
Title:	Managing Director

COINSTAR, INC.
FIRST AMENDMENT

SRF 2000, Inc., as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Assistant Vice President

COINSTAR, INC.
FIRST AMENDMENT

Bank of America, N.A., as a Lender

By:	/s/ Gary L. Mingle
Name:	Gary L. Mingle
Title:	Senior Vice President

COINSTAR, INC.
FIRST AMENDMENT

Wells Fargo Bank N.A., as a Lender

By:	/s/ Brent Grecian
Name:	Brent Grecian
Title:	Vice President

COINSTAR, INC.
FIRST AMENDMENT

BlackRock Limited Duration Income Tr., BlackRock Senior Income Series Magnetite IV CLO, Limited Magnetite V CLO, Limited, as a Lender

By:	/s/ Tom Colwell
Name:	Tom Colwell
Title:	Auth. Signatory

COINSTAR, INC.
FIRST AMENDMENT

General Electric Capital Corporation, as a Lender

By:	/s/ Robert M. Kadlick
Name:	Robert M. Kadlick
Title:	Duly Authorized Signatory

COINSTAR, INC.
FIRST AMENDMENT

ING Prime Rate Trust, as a Lender

By:	ING Investment Management, Co. as its investment manager [sic]

By:	/s/ Brian S. Horton
Name:	Brian S. Horton
Title:	Vice President

ING Senior Income Fund

By:	ING Investment Management, Co. as its investment manager [sic]

By:	/s/ Brian S. Horton
Name:	Brian S. Horton
Title:	Vice President

SEQUILS – PILGRIM I, LTD., as a Lender

By:	ING Investments, LLC as its investment manager

By:	/s/ Brian S. Horton
Name:	Brian S. Horton
Title:	Vice President

COINSTAR, INC.
FIRST AMENDMENT

Floating Rate Income Strategies Fund, Inc., as a Lender

By:	/s/ Anthony Heyman
Name:	Anthony Heyman
Title:	Authorized Signatory

COINSTAR, INC.
FIRST AMENDMENT

ACM Income Fund Inc., as a Lender

By:	/s/ Lisa Wagemann
Name:	Lisa Wagemann
Title:	Administrative Officer

New Alliance Global CDO, Limited, as a Lender

By:	Alliance Capital Management L.P., as Sub-advisory

By:	Alliance Capital Management Corporation, as General Partner

By:	/s/ Joel Serebransky
Name:	Joel Serebransky
Title:	Senior Vice President

COINSTAR, INC.
FIRST AMENDMENT

Stanfield Modena CLO, Ltd., as a Lender

By:	Stanfield Capital Partners, LLC as its Asset Manager

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

COINSTAR, INC.
FIRST AMENDMENT

Stanfield Quattro CLO, Ltd., as a Lender

By:	Stanfield Capital Partners LLC as its Collateral Manager

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

COINSTAR, INC.
FIRST AMENDMENT

Hamilton CDO, Ltd., as a Lender

By:	Stanfield Capital Partners LLC as its Collateral Manager

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

COINSTAR, INC.
FIRST AMENDMENT

SunAmerica Senior Floating Rate Fund Inc., as a Lender

By:	Stanfield Capital Partners LLC as subadvisor

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

COINSTAR, INC.
FIRST AMENDMENT

Comerica Bank, as a Lender

By:	/s/ Jeffrey Roberts
Name:	Jeffrey Roberts
Title:	VP-TCS

COINSTAR, INC.
FIRST AMENDMENT

KeyBank N.A., as a Lender

By:	/s/ Wade Black
Name:	Wade Black
Title:	Vice President

COINSTAR, INC.
FIRST AMENDMENT

MetLife Bank, National Association, as a Lender

By:	/s/ James R. Dingler
Name:	James R. Dingler
Title:	Director

COINSTAR, INC.
FIRST AMENDMENT

Metropolitan Life Insurance Company, as a Lender

By:	/s/ James R. Dingler
Name:	James R. Dingler
Title:	Director

COINSTAR, INC.
FIRST AMENDMENT

Dryden VII – Leveraged Loan CDO 2004, as a Lender

By:	Prudential Investment Management, Inc. as Collateral manager

By:	/s/ Martha Tuttle
Name:	Martha Tuttle

COINSTAR, INC.
FIRST AMENDMENT

Veriras CLO I, Ltd., as a Lender

By:	/s/ John Randolph Watkins
Name:	John Randolph Watkins
Title:	Executive Director

COINSTAR, INC.
FIRST AMENDMENT

Centurion CDO VII, Ltd., as a Lender

By:	American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
Name:	Vincent P. Pham
Title:	Director-Operations

COINSTAR, INC.
FIRST AMENDMENT

CSAM IV, as a Lender

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

COINSTAR, INC.
FIRST AMENDMENT

CSAM I, as a Lender

By:	/s/ David H. Lerner
Name:	David H. Lerner
Title:	Authorized Signatory

COINSTAR, INC.
FIRST AMENDMENT

Hudson Straits CLO 2004, Ltd., as a Lender

By:	Royal Bank of Canada as Collateral Manager

By:	/s/ Melissa Marano
Name:	Melissa Marano
Title:	Authorized Signatory

COINSTAR, INC.
FIRST AMENDMENT

Citadel Hill 2000 Ltd., as a Lender

By:	/s/ Pieter Van Schaick
Name:	Pieter Van Schaick
Title:	Authorized Signatory

COINSTAR, INC.
FIRST AMENDMENT

Investors Bank & Trust Company as Sub- Custodian Agent of Cypresstree International Loan Holding Company Limited, as a Lender

By:	/s/ Jeffrey Megar
Name:	Jeffrey Megar
Title:	Managing Director

By:	/s/ Preston I. Carnes, Jr.
Name:	Preston I. Carnes, Jr.
Title:	Managing Director

COINSTAR, INC.
FIRST AMENDMENT

Grayston CLO II 2004-1 Ltd., as a Lender

By:	Bear Stearns Asset Management, Inc., as its Collateral Manager

By:	/s/ Jonathan Berg
Name:	Jonathan Berg
Title:	Vice President

COINSTAR, INC.
FIRST AMENDMENT

Bear Stearns Loan Trust, as a Lender

By: Bear Stearns Asset Management, Inc., as its attorney-in-fact

By:	/s/ Jonathan Berg
Name:	Jonathan Berg
Title:	Vice President

COINSTAR, INC.
FIRST AMENDMENT

Morgan Stanley Price Income Trust, as a Lender

By:	/s/ Elizabeth Bodisch
Name:	Elizabeth Bodisch
Title:	Authorized Signatory

COINSTAR, INC.
FIRST AMENDMENT

Loan Funding VII LLC, as a Lender

By:	Highland Capital Management, L.P. as Collateral Manager

By:	/s/ Patrick Daugherty
Name:	Patrick Daugherty
Title:	Secretary

COINSTAR, INC.
FIRST AMENDMENT

Restoration Funding CLO, Ltd., as a Lender

By:	Highland Capital Management, L.P. as General Partner

By:	/s/ Patrick Daugherty
Name:	Patrick Daugherty
Title:	Secretary

COINSTAR, INC.
FIRST AMENDMENT

Franklin Floating Rate Trust, Franklin Floating Rate Master Series, Franklin Floating Rate Daily Access Fund, as a Lender

By:	/s/ Tyler Chan
Name:	Tyler Chan
Title:	Vice President

COINSTAR, INC.
FIRST AMENDMENT

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD, or an affiliate, as a Lender

By:	/s/ Nicole Kouba
Name:	Nicole Kouba
Title:	Vice President

COINSTAR, INC.
FIRST AMENDMENT

Denali Capital LLC, managing member of CD Funding Partners, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate, as a Lender

By:	/s/ Nicole Kouba
Name:	Nicole Kouba
Title:	Vice President

COINSTAR, INC.
FIRST AMENDMENT

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund, as a Lender

By:	/s/ Mark Osterheld
Name:	Mark Osterheld
Title:	Assistant Treasurer

COINSTAR, INC.
FIRST AMENDMENT

Ballyrock CLO II Limited, as a Lender

By:	Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

COINSTAR, INC.
FIRST AMENDMENT

First Trust/Four Corners Senior Floating Rate Income Fund II, as a Lender

By:	Four Corners Capital Management, LLC as Sub-Adviser

By:	/s/ Dean Valentine
Name:	Dean Valentine
Title:	Vice President

COINSTAR, INC.
FIRST AMENDMENT

Fortress Portfolio Trust, as a Lender

By:	Four Corners Capital Management, LLC as Investment Manager

By:	/s/ Dean Valentine
Name:	Dean Valentine
Title:	Vice President

COINSTAR, INC.
FIRST AMENDMENT

First Tennessee Bank, as a Lender

By:	/s/ Bob Nieman
Name:	Bob Nieman
Title:	S.V.P.

COINSTAR, INC.
FIRST AMENDMENT

Archimedes Funding III, Ltd., as a Lender

By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Director

COINSTAR, INC.
FIRST AMENDMENT

Endurance CLO I, Ltd., as a Lender

c/o:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Director

COINSTAR, INC.
FIRST AMENDMENT

ING-Oryx CLO, Ltd., as a Lender

By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Director

COINSTAR, INC.
FIRST AMENDMENT

Nemean CLO, Ltd., as a Lender

By:	ING Capital Advisors LLC, as Investment Manager

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Director

COINSTAR, INC.
FIRST AMENDMENT

Sequils-ING I (HBDGM), Ltd., as a Lender

By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Director

COINSTAR, INC.
FIRST AMENDMENT

Union Bank of California, N.A., as a Lender

By:	/s/ Leslie T. Chang
Name:	Leslie T. Chang
Title:	Assistant Vice President